Exhibit 10.8




                    CHANGE ORDER NO. 1
                            TO
                PURCHASE AGREEMENT NO. 1670
                          BETWEEN
                    THE BOEING COMPANY
                            AND
                   UNITED AIR LINES, INC.

Purchase Agreement No. 1670 between The Boeing Company and
United Air Lines, Inc. is hereby amended in accordance with Article 7.3 as follows:

I.   CHANGES TO DETAIL SPECIFICATION D6-35273UAL

The effects of the changes listed below are hereby incorporated into Detail Specification D6-35273UAL under Revision "A" dated August 15, 1993.


A.   MASTER CHANGES




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]













[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]









[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]




















B.   MISCELLANEOUS CHANGES




[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]



II.           CUMULATIVE EFFECT ON AIRCRAFT WEIGHT

The cumulative effects of the foregoing changes on the Model 747-422 airplane weight as reflected in Detail
Specification Paragraph 3-60-00 are:


[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]



III.   EFFECT ON PURCHASE AGREEMENT NO. 1670



[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
A REQUEST FOR CONFIDENTIAL TREATMENT]





Signed as of the day and year first above written.

THE BOEING COMPANY               UNITED AIR LINES, INC.


By /s/ R. C. Nelson              By /s/ Douglas A. Hacker
Title:  Attorney-in-Fact            Title:  Senior Vice President - Finance


Enclosure:  One advance copy of Detail Specification
            D6-35273UAL, Revision A, dated August 15, 1993